EXHIBIT 99.1
                                                             ------------


                              ANNOUNCEMENT
                              ------------



   NEWELL RUBBERMAID

   JULY 23, 2004                                              PAGE 1 OF 1
   ______________________________________________________________________


                         Newell Rubbermaid Inc.
                         Atlanta, GA

                         Securities Listed
                         NYSE
                         Common Stock
                         (Symbol: NWL)

                         www.newellrubbermaid.com

             JESSE HERRON              SUSAN MASTEN
             Vice President,           Director,
             Investor Relations        Public Relations
             10B Glenlake Parkway,     10B Glenlake Parkway,
             Suite 600                 Suite 600
             Atlanta, GA  30328        Atlanta, GA  30328
             Phone: 770-407-3994       Phone: 770-407-3817
             Fax: 770-407-3983         Fax: 770-407-3983




                 NEWELL RUBBERMAID UPDATES SEGMENT REPORTING


   ATLANTA, July 23, 2004 - Newell Rubbermaid Inc. (NYSE: NWL) announced today that it has updated its segment reporting to reflect its recent divesture of Little Tikes Commercial Play Systems, announced July 1, 2004.

   The segment reporting schedules, which reflect discontinued operations, along with quarterly income statements are included in this release and can also be found on the investor relations portion of the company's web site at www.newellrubbermaid.com.

   ABOUT NEWELL RUBBERMAID
   -----------------------

   Newell Rubbermaid Inc. is a global marketer of consumer and commercial products with 2003 sales of $7 billion and a powerful brand family including Sharpie{R}, Paper Mate{R}, Parker{R}, Waterman{R}, Rubbermaid{R}, Calphalon{R}, Little Tikes{R}, Graco{R}, Levolor{R}, BernzOmatic{R}, VISE-GRIP{R}, IRWIN{R} and LENOX{R} . The company is headquartered in Atlanta, Ga., and employs over 33,000 employees worldwide.






     NEWELL RUBBERMAID, INC.
     QUARTERLY INCOME STATEMENT
     2003-2004


                      2003                        Q1                            Q2                           Q3
                                      --------------------------   ---------------------------   --------------------------
                                               Charges Excluding             Charges Excluding            Charges Excluding
                                      Reported   (1)    Charges    Reported    (1)    Charges    Reported   (1)    Charges
                                      -------- ------- ---------   --------  ------- ---------   -------- ------- ---------
     Net Sales                         1,547.6      -   1,547.6     1,795.3       -   1,795.3     1,729.1      -   1,729.1
     GROSS MARGIN                        430.2    4.1     434.3       525.0     1.4     526.4       491.8    1.2     493.0
     SG&A                               (287.2)   0.3    (286.9)     (319.6)    0.2    (319.4)     (298.8)     -    (298.8)
     Impairment
     Restructuring                       (24.4)  24.4         -       (52.8)   52.8         -       (32.3)  32.3         -
     OPERATING INCOME                    118.6   28.9     147.5       152.6    54.5     207.1       160.7   33.5     194.3
     Non Operating Expense               (57.3)  21.1     (36.2)      (31.3)      -     (31.3)      (34.6)     -     (34.6)
     Income Taxes                        (19.9) (16.2)    (36.1)      (39.5)  (17.9)    (57.4)      (40.6) (10.9)    (51.5)
                                       -------  -----    ------      ------   -----    ------      ------  -----    ------
     Income from Continuing
       Operations                         41.4   33.7      75.2        81.9    36.5     118.4        85.5   22.6     108.2
     Discontinued operations             (25.4)  25.4         -        (8.2)    8.2         -       (10.3)  10.3         -
                                       -------  -----    ------      ------   -----    ------      ------  -----    ------
     NET (LOSS)/INCOME                    16.0   59.1      75.2        73.8    44.7     118.4        75.2   32.9     108.2
                                       =======  =====    ======      ======   =====    ======      ======  =====    ======


                                 2003                     Q4                                Full Year
                                          ---------------------------------      ------------------------------
                                                      Charges     Excluding                 Charges   Excluding
                                          Reported      (1)        Charges       Reported     (1)      Charges
                                          --------    -------     ---------      --------   -------   ---------
                Net Sales                  1,827.0          -       1,827.0      6,899.0           -     6,899.0
                GROSS MARGIN                 490.2        7.1         497.3      1,937.2        13.8     1,951.0
                SG&A                        (316.1)         -        (316.1)    (1,221.6)        0.5    (1,221.1)
                Impairment                   (34.5)      34.5             -        (34.5)       34.5           -
                Restructuring                (74.5)      74.5             -       (184.0)      184.0           -
                OPERATING INCOME              65.2      116.0         181.2        497.2       232.8       730.0
                Non Operating Expense        (36.7)       9.2         (27.5)      (159.9)       30.3      (129.6)
                Income Taxes                 (24.1)     (25.4)        (49.5)      (124.1)      (70.4)     (194.4)
                                            ------     ------        ------       ------      ------      ------
                Income from Continuing
                  Operations                   4.4       99.8         104.2        213.2       192.7       406.0
                Discontinued Operations     (216.0)     216.0             -       (259.8)      259.8           -
                                            ------     ------        ------       ------      ------      ------
                NET (LOSS)/INCOME           (211.6)     315.8         104.2        (46.6)      452.5       406.0
                                            ======     ======        ======       ======      ======      ======







                                   2004                                       Q1
                                                        ------------------------------------------------
                                                                            Charges            Excluding
                                                        Reported              (1)               Charges
                                                        --------            -------            ---------
                    Net Sales                             1,532.3                 -              1,532.3
                    GROSS MARGIN                            409.3               3.9                413.2
                    SG&A                                   (310.0)              0.2               (309.8)
                    Impairment
                    Restructing                             (22.8)             22.8                    -
                    OPERATING INCOME                         76.6              26.9                103.4
                    Non Operating Expense                   (26.6)                -                (26.6)
                    Income Taxes                            (15.7)             (8.5)               (24.2)
                                                          -------            ------              -------
                    Income from Continuing
                      Operations                             34.2              18.4                 52.6
                    Discontinued Operations                (109.1)            109.1                    -
                                                          -------            ------              -------
                    NET (LOSS)/INCOME                       (74.9)            127.5                 52.6
                                                          =======            ======              =======

     (1)  Charges are primarily related to restructuring, asset repairment, product lines exits, acquisitions and divestitures


NEWELL RUBBERMAID INC.
QUARTERLY SALES AND OPERATING INCOME
2002-2004



      2002                                    Q1                                               Q2
                           --------------------------------------------     -------------------------------------------
                                                         EX.                                             EX.
                                    REPORTED  CHARGES  CHARGES                      REPORTED  CHARGES  CHARGES
                           SALES       OI       (1)      OI      MARGIN     SALES      OI       (1)      OI      MARGIN
                           -----    --------  -------  -------   ------     -----   --------  -------  -------   ------
Cleaning & Organization     455.7     47.9      2.0      49.9     10.9%      489.5     40.2      0.7     40.9      8.3%
Office Products             334.1     32.2      5.6      37.8     11.3%      480.3    103.9       -     103.9     21.6%
Tools & Hardware            112.5     10.9      2.4      13.3     11.8%      201.8     19.6      0.4     20.0      9.9%
Home Fashions               222.6      9.7        -       9.7      4.4%      248.1     20.3       -      20.3      8.2%
Other                       253.0     14.6      0.1      14.7      5.8%      255.2      5.9     (0.4)     5.5      2.2%
Corporate                      -      (7.5)      -       (7.5)                  -      (7.7)      -      (7.7)
Impairment                              -                  -                             -                 -
Restructuring                         (7.3)     7.3        -                           (0.1)     0.1       -
                          -------    -----     ----     -----     ----     -------    -----     ----    -----     ----
Continuing Operations     1,377.9    100.5     17.4     117.9      8.6%    1,674.9    182.1      0.8    182.9     10.9%
Discontinued Operations     219.1      9.7      2.3      12.0      5.5%      220.1     (0.4)     8.9      8.5      3.9%
                          -------    -----     ----     -----     ----     -------    -----     ----    -----     ----
Total                     1,597.0    110.2     19.7     129.9      8.1%    1,895.0    181.7      9.7    191.4     10.1%
                          =======    =====     ====     =====     ====     =======    =====     =====   =====     ====



      2002                                    Q3                                               Q4
                           --------------------------------------------     -------------------------------------------
                                                         EX.                                             EX.
                                    REPORTED  CHARGES  CHARGES                      REPORTED  CHARGES  CHARGES
                           SALES       OI       (1)      OI      MARGIN     SALES      OI       (1)      OI      MARGIN
                           -----    --------  -------  -------   ------     -----   --------  -------  -------   ------

Cleaning & Organization     477.6     43.5     (1.2)     42.3      8.9%      479.0     37.4     (2.2)    35.2      7.4%
Office Products             437.8     81.2      3.7      84.9     19.4%      431.9     88.8     (0.8)    88.0     20.4%
Tools & Hardware            232.9     30.7      5.1      36.8     15.4%      235.8     18.0      8.4     26.4     11.2%
Home Fashions               248.5      1.0       -        1.0      0.4%      236.5     13.3     (6.9)     6.4      2.7%
Other                       294.9     37.2     (0.1)     37.1     12.6%      309.2     36.3      1.4     37.7     12.2%
Corporate                      -      (7.5)      -       (7.5)                  -      (8.4)    (0.1)    (8.5)
Impairment                              -                  -                             -                 -
Restructuring                        (51.0)    51.0        -                          (43.4)    43.4       -
                          -------    -----     ----     -----     ----     -------    -----     ----    -----     ----
Continuing Operations     1,691.7    135.1     58.5     193.6     11.4%    1,692.4    142.0     43.2    185.2     10.9%
Discontinued Operations     256.6     22.3      1.0      23.3      9.1%      321.3     38.4     11.7     50.1     15.6%
                          -------    -----     ----     -----     ----     -------    -----     ----    -----     ----
Total                     1,948.3    157.4     59.5     216.9     11.1%    2,013.7    180.4     54.9    235.3     11.7%
                          =======    =====     ====     =====     ====     =======    =====     ====    =====     ====



      2002                                 FULL YEAR
                           --------------------------------------------
                                                         EX.
                                    REPORTED  CHARGES  CHARGES
                           SALES       OI       (1)      OI      MARGIN
                           -----    --------  -------  -------   ------

Cleaning & Organization   1,901.8    169.0     (0.7)    168.3      8.8%
Office Products           1,684.1    306.1      8.5     314.6     18.7%
Tools & Hardware            783.0     79.2     16.3      95.5     12.2%
Home Fashions               955.7     44.3     (6.9)     37.4      3.9%
Other                     1,112.3     94.0      1.0      95.0      8.5%
Corporate                      -     (31.1)    (0.1)    (31.2)
Impairment                     -        -        -         -
Restructuring                  -    (101.8)   101.8        -
                          -------    -----    -----     -----     ----
Continuing Operations     6,436.9    559.7    119.9     679.6     10.6%
Discontinued Operations   1,017.0     70.0     23.9      93.9      9.2%
                          -------    -----    -----     -----     ----
Total                     7,453.9    629.7    143.8     773.5     10.4%
                          =======    =====    =====     =====     ====


(1) Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures.



NEWELL RUBBERMAID INC.
QUARTERLY SALES AND OPERATING INCOME
2002-2004



      2003                                    Q1                                               Q2
                           --------------------------------------------     -------------------------------------------
                                                         EX.                                             EX.
                                    REPORTED  CHARGES  CHARGES                      REPORTED  CHARGES  CHARGES
                           SALES       OI       (1)      OI      MARGIN     SALES      OI       (1)      OI      MARGIN
                           -----    --------  -------  -------   ------     -----   --------  -------  -------   ------

Cleaning & Organization     477.5     40.0      0.4      40.4      8.5%      512.4     21.0       0.2    21.2      4.1%
Office Products             322.3     47.1      0.9      48.0     14.9%      507.8    114.8       0.1   114.9     22.6%
Tools & Hardware            265.6     35.4      1.5      36.9     13.9%      294.6     47.7       0.6    48.3     16.4%
Home Fashions               219.6      4.7      1.3       6.0      2.7%      227.8      7.9       0.7     8.6      3.8%
Other                       262.6     23.0      0.4      23.4      8.9%      252.7     20.3       0.0    20.3      8.0%
Corporate                      -      (7.2)      -       (7.2)                 -       (6.3)       -     (6.3)
Impairment                                                 -                                               -
Restructuring                        (24.4)    24.4        -                          (52.8)     52.8      -
                          -------    -----     ----     -----     ----     -------    -----     ----    -----     ----
Continuing Operations     1,547.6    118.6     28.9     147.5      9.5%    1,795.3    152.6      54.5   207.1     11.5%
Discontinued Operations     188.8    (37.5)    35.2      (2.3)    -1.2%      180.8    (12.1)      5.7    (6.4)    -3.5%
                          -------    -----     ----     -----     ----     -------    -----     ----    -----     ----
Total                     1,736.4     81.1     64.1     145.2      8.4%    1,976.1    140.5      60.2   200.7     10.2%
                          =======    =====     ====     =====     ====     =======    =====     =====   =====     ====


      2003                                    Q3                                               Q4
                           --------------------------------------------     -------------------------------------------
                                                         EX.                                             EX.
                                    REPORTED  CHARGES  CHARGES                      REPORTED  CHARGES  CHARGES
                           SALES       OI       (1)      OI      MARGIN     SALES      OI       (1)      OI      MARGIN
                           -----    --------  -------  -------   ------     -----   --------  -------  -------   ------

Cleaning & Organization     514.4     31.9      0.4      32.3      6.3%      509.4     (0.9)     (0.0)   (1.0)    -0.2%
Office Products             428.7     69.9      0.1      70.0     16.3%      422.4     77.8       1.3    79.1     18.7%
Tools & Hardware            299.3     53.4      0.3      53.7     17.9%      340.2     42.8      (0.2)   42.6     12.5%
Home Fashions               223.5     17.5      0.6      18.1      8.1%      230.1     14.3       4.4    18.7      8.1%
Other                       263.2     31.2     (0.2)     31.0     11.8%      324.9     46.2       1.4    47.6     14.7%
Corporate                      -     (10.9)      -      (10.9)                  -      (5.9)       -     (5.9)
Impairment                                                 -                          (34.5)     34.5      -
Restructuring                        (32.3)    32.3        -                          (74.5)     74.5      -
                          -------    -----     ----     -----     ----     -------    -----     ----    -----     ----
Continuing Operations     1,729.1    160.7     33.5     194.3     11.2%    1,827.0     65.2     116.0   181.2      9.9%
Discontinued Operations     215.6    (15.2)    16.9       1.7      0.8%      265.8   (252.4)    262.0     9.6      3.6%
                          -------    -----     ----     -----     ----     -------    -----     ----    -----     ----
Total                     1,944.7    145.5     50.4     196.0     10.1%    2,092.8   (187.2)    378.0   190.8      9.1%
                          =======    =====     ====     =====     ====     =======    =====     =====   =====     ====


      2003                                 FULL YEAR
                           --------------------------------------------
                                                         EX.
                                    REPORTED  CHARGES  CHARGES
                           SALES       OI       (1)      OI      MARGIN
                           -----    --------  -------  -------   ------

Cleaning & Organization   2,013.7     92.0      0.9      92.9      4.6%
Office Products           1,681.2    309.6      2.4     312.0     18.6%
Tools & Hardware          1,199.7    179.3      2.2     181.5     15.1%
Home Fashions               901.0     44.4      7.0      51.4      5.7%
Other                     1,103.4    120.7      1.6     122.3     11.1%
Corporate                      -     (30.3)       -     (30.3)
Impairment                     -     (34.5)    34.5        -
Restructuring                  -    (184.0)   184.0        -
                          -------    -----    -----     -----     ----
Continuing Operations     6,899.0    497.2    232.8     730.0     10.6%
Discontinued Operations     851.0   (317.3)   320.0       2.7      0.3%
                          -------    -----    -----     -----     ----
Total                     7,750.0    179.9    552.8     732.7      9.5%
                          =======    =====    =====     =====     ====


(1) Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures.




NEWELL RUBBERMAID INC.
QUARTERLY SALES AND OPERATING INCOME
2002-2004


      2004                                    Q1
                           --------------------------------------------
                                                         EX.
                                    REPORTED  CHARGES  CHARGES
                           SALES       OI       (1)      OI      MARGIN
                           -----    --------  -------  -------   ------

Cleaning & Organization     447.4     12.2      3.5      15.7      3.5%
Office Products             332.8     31.8       -       31.8      9.6%
Tools & Hardware            274.3     43.0       -       43.0     15.7%
Home Fashions               226.8      3.9      0.6       4.5      2.0%
Other                       251.0     15.9       -       15.9      6.3%
Corporate                      -      (7.4)      -       (7.4)
Impairment                                                 -
Restructuring                        (22.8)    22.8        -
                          -------    -----     ----     -----     ----
Continuing Operations     1,532.3     76.6     26.9     103.4      6.7%
Discontinued Operations     142.2     (9.8)     0.0      (9.8)    -6.9%
                          -------    -----     ----     -----     ----
Total                     1,674.5     66.8     26.9      93.7      5.6%
                          =======    =====     ====     =====     ====




(1) Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures.